Exhibit 99.2
Cheniere Energy
*Freeport LNG L.P. (Cheniere 30% Limited Partner)
*Corpus Christi LNG L.P. (Cheniere 100%)
*Sabine Pass LNG L.P. (Cheniere 100%)
*Creole Trail LNG L.P. (Cheniere 100%)
November 2005

This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:
statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all;
statements that we expect to receive Draft Environmental Impact Statements or Final Environmental Impact Statements from the Federal
Energy Regulatory Commission, or FERC, by certain dates, or at all, or that we expect to receive an order from FERC authorizing us to construct and operate proposed LNG receiving terminals by a certain date, or at all;
statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification facilities worldwide regardless of the source of such information;
statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;
statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor;
statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received;
statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments;
statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Gas Purchase Examples described in this presentation;
statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections;
statements regarding the Cheniere Terminal Group and Cheniere Trading & Marketing, and any potential revenues and capital expenditures which may be derived from either of these business groups;
statements regarding the Cheniere Pipeline Group, and the capital expenditures and potential revenues related to this business group;
statements regarding the commercial terms and potential revenues from Targeted Long-Term Agreements described in this presentation;
statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals;
statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives; and
any other statements that relate to non-historical information.
These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.
Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk factors” discussed in our Annual Report on Form 10-K for the year ended December 31, 2004, as amended by Amendment No. 1 thereto, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements are made as of the date of this presentation.
asonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.
Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk factors” discussed in our Annual Report on Form 10-K for the year ended December 31, 2004, as amended by Amendment No. 1 thereto, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements are made as of the date of this presentation.

Corpus Christi 2.6 Bcf/d
Freeport (30%) 1.5 Bcf/d Under Construction
Sabine Pass 4.0 Bcf/d Under Construction
Creole Trail 3.3 B cf/d
- 4 Deepwater Ports
- 7 Unloading Docks
- 15 Storage Tanks (51.7 Bcf equivalent)
- 11.4 Bcf/d Regas Capacity

	2008	2009	2010	2011
Freeport	1.5	1.5	1.5	1.5
Sabine Pass	2.6	4.0	4.0	4.0
Corpus Christi	-	-	2.6	2.6
Creole Trail	-	-	-	3.3
Total Bcf/d	4.1	5.5	8.1	11.4
Certain Key Considerations
•	Regulatory – no delays in schedules currently anticipated
•	Commercial
–	Cheniere’s ability to expand to meet growing workload
–	Domestic market’s capacity to absorb increase in LNG deliveries
–	Identifying and optimizing alternative commercial models
–	Financing decisions impacted by timing of receipt of cash flow
Note: These key considerations reflect numerous assumptions.
Please refer to the Safe Harbor Statement on page 2 of this presentation

Is Cheniere building too much capacity? Availability of supply Competition for regasification Optimum commercial arrangements

Projected Liquefaction Capacity 2010
Bcf/d: 2003 17, 2008 30, 2009 35, 2010 41
2004 N. America 2.0 Bcf/d
Atlantic Basin 14.5 Bcf/d
2004 Europe 4.0 Bcf/d
ME Gulf 12.5 Bcf/d
2004 Asia Pacific 11.7 Asia Pacific 14.2 Bcf/dBcf

Liquefaction Growth World LNG consumption in 2004 was 17 Bcf/d Liquefaction in 2010 is estimated to be 41 Bcf/d Growth in liquefaction is 24 Bcf/d Where will it go?

Asia Pacific* ~8 Bcf/d needed for demand growth by 2010
Regional Demand by Country (2004)
Japan 7, China 4, Korea 3, India 3, Australia 2, Taiwan 1
Consumption 2004=20 Bcf/d 2010=27 Bcf/d
Production 2004=10 Bcf/d
LNG Import Capacity 2004=32 Bcf/d 2010=36 Bcf/d
Historical: BP Statistical Review (2005); Forecast: IEA WEO (2004), Cheniere Research
*OECD Asia plus India & China
Incremental LNG Need 2010=~6 Bcf/d

Europe* ~12 Bcf/d needed for demand growth for 2010
Consumption 2004=45 Bcf/d 2010=57 Bcf/d
Pipeline Import Capacity 2004=26 Bcf/d 2010=32 Bcf/d
Production 2004=27 Bcf/d 2010=22 Bcf/d
LNG Import Capacity 2004=6 Bcf/d 2010=10 Bcf/d
Regional Demand by Country (2004) U.K. 9, W. Europe 20, Europe-Med 12
Historical: BP Statistical Review (2005); Forecast: IEA WEO (2004), Cedigaz, Cheniere Research
*OECD Europe

 World LNG Supply-Demand 2010
Atlantic Basin 14.5 Bcf/d
2010 Europe 6 - 8 Bcf/d
ME Gulf 12.0 Bcf/d
Asia Pacific 14.0 Bcf/d
2010 Asia Pacific 17 Bcf/d
Europe & Asia/Pacific Demand: 23 - 25 Bcf/d
Remaining for North America: 16 - 19 Bcf/d

Demand Seasonality
Europe/Korea seasonal peak = 3x trough
Seasonal Delta Europe/Korea = 19 Bcf/d
Source: OECD
Europe: U.K., France and Belgium

North American Receiving Capacity Can North America receive 16 to 19 Bcf/d? - Gas consumption constraint - Regasification

U.S. - Lower-48 Gas Production At $6/MMBtu ~10 Bcf/d replacement production needed Source: IHS 2005

Production and Imports vs. Consumption Replacement production + growth = ~20 Bcf/d+ (at $6.00 per MMBtu) Source: Lower-48, IHS 2005; Canadian imports & consumption EIA, AEO 2005

North America Receiving Capacity 2010 1.0 Bcf/d 10 - 12 Bcf/d 2.0 Bcf/d 0.7 Bcf/d 1.8 Bcf/d 0.8 Bcf/d

North America Receiving Capacity Enough capacity but not too much Depends on utilization rate

North America ~8 Bcf/d needed for growth by 2010
Demand by Country and Region (2004)
Canada 9, Mexico 5, 1.0, 13, 14, 20, 6, 9, 2.7, 2.6
Historical: EIA (2004), BP Statistical Review (2005); Forecast: IEA WEO (2004), Cheniere Research

 Observations
Capacity utilization probably under 75%
U.S. will not receive sufficient gas at $6.00/MMBtu so prices will remain higher on average
European seasonality will increase volatility and reduce utilization rates
NYMEX will increasingly be a benchmark price globally

 Financing
- Financing is not an issue any longer if:
- Resource is controlled (hydrocarbon)
- Market is accessible
- Regasification
- Customer base
- NYMEX pricing is used
- Trend is increasingly toward transactions between owners and users

Cheniere's LNG Receiving Portfolio In this context, what is the optimal business model for Cheniere's capacity?

 Terminal Use Agreements
TUA Capacity (Bcf/d)
Calculated Revenue to Cheniere ($MM)
Freeport (30% LP) 1.5 $15
Conoco
Dow
Sabine Pass 1.7 - 2.0 Bcf/d $220 - 250
Total, S.A.
Chevron
$235 - 265
Sabine TUA monthly payment of $0.32/MMbtu plus 2% retention of the LNG delivered for use as fuel at the facility
20 years or longer
Take-or-pay contract terms
Investment grade tenants
Note: These revenue objectives reflect numerous assumptions.
Please refer to the Safe Harbor Statement on page 2 of this presentation.

Three Major Business Groups Cheniere Terminal Group Non-regulated fee based Cheniere Pipeline Group Mostly regulated fee based Cheniere Trading and Marketing Transaction based

 Cheniere Terminal Group
Capacity: 10 Bcf/d (without Freeport)
Capacity (Bcf/d)
Revenue to Cheniere @ $0.32 MMBtu ($MM)
Sold 1.7 - 2.0 Bcf/d $220 - 250 Marketing to third parties 2.0 Bcf/d $250
Will be subscribed by Cheniere Trading & Marketing 3.0 Bcf/d $375
Held for spot: LNG GatewayTM 3.0 Bcf/d ? Capex: $2 billion over five yearsStatus: Sabine Pass under construction
Corpus Christi scheduled to begin in 2006Creole Trail scheduled to begin in 2007 Note: These revenue and CapEx amounts reflect numerous assumptions. Please refer to the Safe Harbor Statement on page 2 of this presentation.

 Cheniere Pipeline Group
Purpose: to service terminals and connect to grid
Capacity: ~ 155 miles of pipeline from Sabine Pass, Creole Trail, and Corpus Christi
CAPEX: $800 million to $1 billion over 5 years
Rates Regulated: ~$120 - $150 million of annual revenues
Customer Mix:
- 60% third parties
- 40% Cheniere Trading & Marketing
Status: Sabine Pass pipeline scheduled to begin construction in 2006
Note: These revenue and CapEx amounts reflect numerous assumptions.
Please refer to the Safe Harbor Statement on page 2 of this presentation.

Target Market Access Midwest Markets 11.8 Bcf/d Northeast Markets 5.7 Bcf/d Gulf Coast Markets 4.9 Bcf/d Mexican Markets 1.7 Bcf/d Southeast Markets 4.6 Bcf/d Cheniere LNG Receipt Network

Cheniere Trading & Marketing Developing portfolio of gas purchase and gas sale agreements Manage LNG GatewayTM

Targeted Long-Term Agreements
Long-term purchase transactions currently between 83% and 87% of NYMEX delivered at the terminal
When purchase agreements are concluded, Cheniere Trading & Marketing will enter into corresponding agreements with Cheniere's Terminal Group - imputed opportunity cost $0.32
Domestic sale agreements to deliver gas to customers at various liquidity points starting at the tailgate of the terminal
Will encourage purchasers to enter into agreements with Cheniere's Pipeline Group.

LNG GatewayTM
Because of seasonality and volatility we think the market for short-term transactions will continue to grow
Opportunity to purchase LNG on better conditions
Plan to start receiving cargoes beginning in 2008 and gauge market reaction

Commercial Opportunity
Three very different business groups
Cheniere Terminal Group
Approximately $2 billion of CapEx
Revenue potential $800 million - $1 billion
No commodity price exposure
Cheniere Pipeline Group
Approximately $1 billion of CapEx
Revenue potential $120 - $150 million
Crucial to balance of business
Possibly different financing implications
Cheniere Trading & Marketing
Limited CapEx
Portfolio needs to be matched
Trades around Cheniere's asset base
$0.32 TUA rate equates to opportunity cost under $3 to $4 / MMBtu gas price but major upside leverage to higher gas prices
Note: These revenue and CapEx amounts reflect numerous assumptions.
Please refer to the Safe Harbor Statement on page 2 of this presentation.

 Financial Resources (in millions)
9-30-2005
Working Capital $909.7
Capital Contribution in Sabine Pass LNG L.P. $203.0
Undrawn Sabine Pass Project facility $822.0
Cost of Debt
Interest Rate %
Sabine Pass LNG L.P. - Project Facility $822.0 6.38 1
Convertible Notes $325.0 2.25 2
B Loan $600.0 7.25 3
1. Based on a 7 year swap with a blended fixed rate of approximately 4.75% plus a margin of between 1.25% and 1.625%. LIBOR is unhedged for the last three years of the facility.
2. Stated coupon
3. Based on 5 year swap with a blended fixed rate of approximately 4.50% plus a 2.75% margin. LIBOR is unhedged for the last two years.
Source: Company filings, Sept 30, 2005 10-Q